Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

46. Subsequent events

The following events have occurred in the period between the reporting date and the date of authorisation of these consolidated financial statements.

On March 25, 2025, the sale agreement was executed for the transfer of the building located in High Point, located in the state of North Carolina, USA, to a company affiliated with the majority shareholder, for a total consideration of USD 12.1 million (€11.6 million). A preliminary sale agreement had been signed on October 17, 2024, pursuant to which the selling U.S. subsidiary received an advance payment of USD 3.8 million (€3.5 million). The remaining balance of USD 8.3 million (€8.1million) was collected on March 25, 2025. See notes 7 and 45.

Following the sale, a lease agreement for the entire building was executed between the acquiring company and the selling Group entity. The lease agreement has a duration of 9 years and 9 months, a termination date on December 31, 2034, and an annual rent of USD 0.7 million (€0.7 million). The selling Group entity, which becomes the lessee of the entire building, will continue to sub-lease the spaces that it does not intend to use for the Group's needs.

On April 2, 2025, the introduction of import duties was announced by the U.S. Administration. On April 9, the measure was partially suspended for three months, but keeping a baseline tariff of 10% on imports into the United States from most of countries, excluding China, effective April 5, 2025. While the Group's Chinese facility is dedicated solely to the production for the local market, nevertheless, the Group has started an analysis of the potential effects from this measure and the actions to be taken to mitigate such effects.